1 Corporate Presentation

2 Disclaimer and Other Information Forward-looking Statements This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of Quantum-Si Incorporated (the “Company”) may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's expectations with respect to future performance and development and commercialization of products and services, its anticipated cash runway and its financial guidance for the interim periods and full year 2025. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward- looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company's Class A common stock on The Nasdaq Stock Market; the ability of the Company to grow and manage growth profitably and retain its key employees; the Company’s ongoing leadership transitions; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company's product development and commercialization activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future; the potential attributes and benefits of the Company’s commercialized Platinum® line of protein sequencing instruments and kits and the Company’s other products once commercialized; the Company's ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company's ability to identify, in-license or acquire additional technology; the Company's ability to maintain its existing lease, license, manufacture and supply agreements; the Company's ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company's products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others; the Company's estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company's financial performance; and other risks and uncertainties described under "Risk Factors" in the Company’s most recent Annual Report on Form 10-K, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures including “adjusted total operating expenses.” Please see Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 3, 2025, for further discussion of the Company’s use of non-GAAP financial measures.

3 Quantum-Si Highlights Experienced team and Board from leading life sciences companies Large and growing proteomics market opportunity valued at $75B+ Differentiated core technology, patent- protected, extensible to wide range of proteomics methods Partnerships in place spanning commercialization, product development, and manufacturing Well-capitalized with cash runway into 2H2027 Proteus platform (Est. 2H26) designed to address the broadest range of proteomics analysis methods Global distribution network with 18 partners and growing Commercial adoption accelerating, 183% y/y growth

4 Proteins are the Core of Biological Discoveries Therapeutic Development Biotech Innovation Disease Biomarkers

5 Proteome Complexity GENOME TRANSCRIPTOME Alternative Promoters Alternative splicing mRNA editing Post-translational Modifications ~20–25,000 GENES ~100,000 TRANSCRIPTS PROTEOME >1,000,000 PROTEOFORMS

6 Disease Progression Goes Beyond The Protein Level Human Proteoform Project https://www.science.org/doi/10.1126/sciadv.abk0734

Proteomics is a Large and Growing Market Opportunity

$75B+ Proteomics Market[1]



Emerging Clinical $55B+
Research $20B+

~$8B+ Initial Target Market[2]



Identification $3B+
Expression + Quantification $3B+
Proteoforms + PTMs $1.5B+

QUANTUM SI

1. SVB Leerink Research, "*Proteomics: The Next Frontier in Life Science Tools and Diagnostics.*" September 28, 2021
2. DeciBio Consulting Evaluation, June 2020

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8 The Proteomics Market is Poised for Significant Growth The proteome is dynamic — longitudinal data will be needed (i.e., repeat testing) Routine use of multiomics requires creating new data analysis tools — these tools will require large amounts of training data Large-scale screening studies designed to identify clinically relevant biomarkers are increasing Deep proteoform-level analysis will be needed to fully define and characterize the biomarkers with highest medical value Population-scale studies will be needed to characterize what a “healthy” profile looks like Research $20B+ Emerging Clinical $55B+ AI-driven drug development will drive the need for deeper proteomic data (amino acid level) to better inform and train the models

9 Technical Challenges in Proteomics Today Top-down vs Bottom-up Sensitivity vs Dynamic Range Unbiased vs Biased Standardization + Reproducibility Throughput + Costs Breadth (# of Proteins) vs Depth (Amino Acid, PTM)

10 Proteomics Lab Today Many specialized platforms needed to fully interrogate the proteome Technical tradeoffs when selecting between the breadth of protein coverage and depth of insights High capital costs and manual workflows limit the number of laboratories capable of performing proteomics

11 QSI is Well-positioned to Usher in a New Paradigm in Proteomics Proteus Platinum® Pro Core technology: we believe QSI’s technology is the only commercially available tech that can enable single-molecule, top-down, and bottom-up proteomics methods New architecture (Proteus ), combined with other ongoing technology development initiatives, creates clear path to de novo sequencing Platform roadmap we expect will transform NGPS from a complementary technology today to the primary technology in proteomics research in the future Proteus is under development. Estimated launch in 2H2026.

12 The Quantum-Si Solution Platinum® Pro sequences individual peptides by capturing the fluorescent signal from each amino acid Sequence Analyze Our analysis software automates the work and provides amino acid-level insights Library Prep and Sequencing Kits contain everything you need to prepare peptide libraries for sequencing Prepare

13 Introducing Platinum® Pro Streamlined workflow Pro Mode enables custom applications of core technology Onboard analysis or via the cloud Enhanced user interface

14 Streamlined Workflow Improves Usability

15 Pro Mode Enables Custom Application Development Sensitive Single-molecule binding offers quantification and precision for real-time evaluations Innovation to accelerate your research at the speed of reality with the Technology Access Program Flexibility to unlock the potential for groundbreaking innovations across diverse protein applications Empowers researchers to design their own custom applications leveraging QSI core technology

16 Post-translational modifications Amino acid variants RNA isoforms Use Cases Today In-gel digest of bio samples Characterize antibodies Identify co-IP proteins Protein/antibody engineering mRNA vaccine development Lipid nanoparticle delivery

17 How QSI Customers Are Leveraging NGPS MRNA screening with protein barcodes for gene therapy Studying citrullination PTMs Characterizing far-flung extremophiles Studying mRNA translation and PTMs Studying disease isoforms Mapping protein conformations using protein barcodes

18 Recent Publications Using NGPS • Single-amino acid variants associated with disease phenotypes • Not detectable with existing technologies such as mass spec • Characterization of proteoforms relevant to biological interactions • Complimentary method to mass spec

19 Commercial Infrastructure Established, Adoption is Accelerating Commercial adoption accelerating — 183% y/y growth Milestone fiftieth instrument sold during 4Q24 North American distribution agreement with Avantor brings scale to complement our direct team Global distribution network with 18 partners and growing

20 Core Technology Can Be Applied to Other Proteomics Analysis Methods IL6 Capture antibody Detection antibody Antigen capture Antigen release Spike-in titration experiments in serum demonstrate 0.1–1 pg/mL detection (path down to 10 fg/mL with further development) Full-length TAU Single-molecule TAU proteoform detection Ultra-sensitive protein detection First commercially available platform for detection and differentiation of full-length proteoforms

21 Instrument Roadmap Platinum® + Platinum® Pro (2M) Proteus 1.0 (80M+)* Proteus 2.0 (10B)* * Estimated wells per consumable at development completion New architecture scales up to 10B features per consumable Puts us on path to de novo sequencing The only commercially available Next-Gen Protein Sequencing (NGPS ) platform Instrument roadmap is designed to make NGPS the core technology in proteomics

22 Proteus Increases Throughput + Automation Switch from semiconductor to optical architecture with patterned array for throughput scalability Liquid handling automation simplifies workflow and reduces hands-on time An order of magnitude or more throughput increase per sample relative to Platinum at initial launch* Run up to 8 samples in one sequencing run* * Estimated launch specifications

23 QSI’s Pipeline is Heavily De-risked Compared to Other Proteomics Companies Builds upon Quantum-Si’s existing commercially available technologies Industry-leading protein and enzyme engineering program operating at scale and with high success rates Manufacturing infrastructure in place and routinely producing and delivering product to customers today

24 Strategic Partnerships to Accelerate Delivery of Innovation Roadmap

Robust Innovation Pipeline with a Track Record of Delivering



2022
2023
1H24
2H24
2025*
2026*
Sequencing
Sequencing Kit V1
Sequencing Kit V2
Sequencing Kit V3
Pro Mode Kit
Sequencing Kit V4
Library Prep
Library Prep Kit V1
Barcoding Kit
Library Prep Kit V2
Instruments + Software
Platinum®
UI/UX
Protein Inference
AI Kinetic Database V2
AI Kinetic Database V3
Platinum® Pro
ProteoVue Scientific Collaborations
Proteus™

QUANTUM SI

* Estimated launch dates for future products

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26 2025 Corporate Priorities Accelerate Commercial Adoption Avantor implementation and realization; international channel partner implementation and scale-up; accelerate scientific evidence delivery Deliver on Our Innovation Roadmap V4 sequencing kit expected in 3Q25; Proteus sequencing milestone expected YE25; additional technology initiatives expected to be announced during 2025 Preserve Financial Strength Guidance of adjusted OpEx of $103M or less; cash usage of $95M or less

27 QSI Will Power the Proteomics Lab of the Future The analysis of proteins is a large, important and growing market which is still in its relative infancy One platform and core technology capable of addressing the broadest range of proteomics analysis methods Minimize technical tradeoffs — single-molecule, amino acids and PTMs, top-down or bottom-up, ultrasensitive, scalable throughput Affordable and automated, allowing any lab — anywhere — to be a proteomics core lab

28 Q&A